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                                                                      EXHIBIT 23






INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 2-99954, 33-6920, 33-41542, 33-41543 and 33-82474 of Sierra Health Services, Inc.
on Forms S-8 of our report dated February 10, 1995 appearing in this Annual Report on Form 10-K of Sierra Health Services, Inc. for the year ended
December 31, 1994.


Deloitte & Touche LLP
   (Signature)

DELOITTE & TOUCHE LLP

Las Vegas, Nevada
March 27, 1995